Effective April 25, 2012, the underlying shares of each American Depositary
Share will be redenominated to GBp 1.

EXHIBIT A

       AMERICAN
DEPOSITARY
SHARES
Each American Depositary Share
represents four deposited Shares

IN ACCORDANCE WITH IRISH
LAW AND THE MEMORANDUM
AND ARTICLES OF
ASSOCIATION OF THE
COMPANY, THE RIGHT TO
INSTRUCT THE DEPOSITARY
WITH RESPECT TO VOTING MAY
BE RESTRICTED UNDER
CERTAIN CIRCUMSTANCES.
SEE ARTICLE 23 HEREOF.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT FOR ORDINARY
SHARES OF THE NOMINAL
VALUE OF 1R 50p EACH OF
GREENCORE GROUP plc
INCORPORATED UNDER THE
LAWS OF IRELAND

The Bank of New York, as
depositary hereinafter called the
Depositary, hereby certifies that , or
registered assigns IS THE OWNER
OF


AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Greencore Group plc, incorporated
under the laws of Ireland herein
called the Company.  At the date
hereof, each American Depositary
Share represents four Shares
deposited or subject to deposit under
the Deposit Agreement as such term
is hereinafter defined at the Dublin
office of Allied British Banks, p.l.c.
herein called the Custodian. The
Depositarys Corporate Trust Office
is located at a different address than
its principal executive office.  Its
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS 101 BARCLAY
STREET, NEW YORK, N.Y. 10286

1. THE DEPOSIT AGREEMENT

This American Depositary Receipt is
one of an issue herein called
Receipts, all issued and to be issued
upon the terms and conditions set
forth in the deposit agreement, dated
as of April 26, 1999 herein called the
Deposit Agreement, by and among
the Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and conditions
thereof.  The Deposit Agreement
sets forth the rights of Owners and
Beneficial Owners of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
such Shares, securities, property,
and cash are herein called Deposited
Securities. Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.

The statements made on the face
and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.

2. SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate
Trust Office of the Depositary of this
Receipt, and upon payment of the
fee of the Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the
American Depositary Shares for
which this Receipt is issued. Delivery
of such Deposited Securities may be
made by ai the delivery of
certificates in the name of the Owner
hereof or as ordered by him or
certificates properly endorsed or
accompanied by proper instruments
of transfer to such Owner or as
ordered by him, or ii bookentry
transfer of the Shares represented
by such Receipt to an account in the
name of such Owner or as ordered
by him and b delivery of any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option of
the Owner hereof, either at the office
of the Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof. An Owner may request that
the Deposited Securities be delivered
by bookentry transfer or by physical
delivery.

3. TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in
person or by a duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of
the Depositary and upon compliance
with such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered. As
a condition precedent to the
execution and delivery, registration
of transfer, splitup, combination, or
surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
Custodian, or Registrar may require
payment from the depositor of the
Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn
and payment of any applicable fees
as provided in this Receipt, may
require the production of proof
satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against
deposit of Shares generally or
against deposit of particular Shares
may be suspended, or the transfer of
Receipts in particular instances may
be refused, or the registration of
transfer of outstanding Receipts
generally may be suspended, during
any period when the transfer books
of the Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body
or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to the provisions of
the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to i
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the
payment of dividends, ii the payment
of fees, taxes and similar charges,
and iii compliance with any U.S. or
foreign laws or governmental
regulations relating to the Receipts or
to the withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such shares.

4. LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR
TAXES.

If any tax or other governmental
charge shall become payable by the
Custodian or the Depositary with
respect to any Receipt or any
Deposited Securities represented
hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.
The Depositary may refuse to effect
any transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and
may withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any deficiency.

5. WARRANTIES ON DEPOSIT OF
SHARES.

Every person depositing Shares
under the Deposit Agreement shall
be deemed thereby to represent and
warrant that such Shares and each
certificate therefor are validly issued, fully paid, nonassessable, and free of any preemptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do. Every such person shall also be deemed to represent that such Shares and the Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations
and warranties shall survive the
deposit of Shares and issuance of
Receipts.

6. FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner or Beneficial
Owner of a Receipt may be required
from time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, or such
information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Company or the Depositary may deem necessary or proper. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.

7. CHARGES OF DEPOSITARY

The Company agrees to pay the
fees, reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The charges
and expenses of the Custodian are
for the sole account of the
Depositary. The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts
or to whom Receipts are issued
including, without limitation, issuance
pursuant to a stock dividend or stock
split declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement, whichever applicable 1
taxes and other governmental
charges, 2 such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, 3 such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, 4 such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, 5 a fee of 5.00
or less per 100 American Depositary
Shares or portion thereof for the
execution and delivery of Receipts
pursuant to Section 2.03, 4.03 or
4.04 of the Deposit Agreement and
the surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, 6 a fee of .02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of the
Deposit Agreement and 7 a fee for
the distribution of securities pursuant
to Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities for purposes of this clause
7 treating all such securities as if
they were Shares, but which
securities are instead distributed by
the Depositary to Owners, 8 a fee
not in excess of 1.50 per certificate
for a Receipt or Receipts for
transfers made pursuant to the terms
of the Deposit Agreement and 9 any
other charges payable by the
Depositary, any of the Depositarys
agents, including the Custodian, or
the agents of the Depositarys agents
in connection with the servicing of
Shares or other Deposited Securities
which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with the Deposit
Agreement and shall be collected at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducing such charge
from one or more cash dividends or
other cash distributions.
The Depositary, subject to Article 8
hereof, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.

8. PRERELEASE OF RECEIPTS.

Unless requested in writing by the
Company to cease doing so,
notwithstanding Section 2.03 of the
Deposit Agreement, the Depositary
may execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement a PreRelease.
The Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been PreReleased,
whether or not such cancellation is
prior to the termination of such
PreRelease or the Depositary knows
that such Receipt has been
PreReleased.  The Depositary may
receive Receipts in lieu of Shares in
satisfaction of a PreRelease. Each
PreRelease will be a preceded or
accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered the PreReleasee, that the
PreReleasee, or its customer, i owns
the Shares or Receipts to be
remitted, as the case may be, ii
assigns all beneficial right, title and
interest in such Shares or Receipts,
as the case may be, to the
Depositary in its capacity as such
and for the benefit of the Owners,
and iii will not take any action with
respect to such Shares or Receipts,
as the case may be, that is
inconsistent with the transfer of
beneficial ownership including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be,
other than in satisfaction of such
PreRelease, b at all times fully
collateralized with cash or such other
collateral as the Depositary
determines, in good faith, will provide
substantially similar liquidity and
security, c terminable by the
Depositary on not more than five 5
business days notice, and d subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a
result of PreRelease will not normally
exceed thirty percent 30 of the
Shares deposited hereunder
provided, however, that the
Depositary reserves the right to
disregard such limit from time to time
as it deems appropriate, and may,
with the prior written consent of the
Company, change such limit for
purposes of general application. The
Depositary will also set Dollar limits
with respect to PreRelease
transactions to be entered into
hereunder with any particular
PreReleasee on a casebycase basis
as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause b above shall be
held by the Depositary as security
for the performance of the
PreReleasees obligations to the
Depositary in connection with a
PreRelease transaction, including the
PreReleasees obligation to deliver
Shares or Receipts upon termination
of a PreRelease transaction and
shall not, for the avoidance of doubt,
constitute Deposited Securities
hereunder. The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

9.  TITLE TO RECEIPTS.

It is a condition of this Receipt and
every successive Owner and
Beneficial Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York
provided, however, that the
Company and the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice provided
for in the Deposit Agreement or for
all other purposes.

10. VALIDITY OF RECEIPT.

This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual signature
of a duly authorized signatory of the
Depositary provided, however that
such signature may be a facsimile if
a Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the Registrar.

11. REPORTS INSPECTION OF
TRANSFER BOOKS.

The Company currently furnishes
the Securities and Exchange
Commission hereinafter called the
Commission with certain public
reports and documents required by
foreign law or otherwise under Rule
12g32b under the Securities
Exchange Act of 1934.  Such reports
and communications will be available
for inspection and copying by
Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary will make available
for inspection by Owners of Receipts
at its Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both a received
by the Depositary as the holder of
the Deposited Securities and b made
generally available to the holders of
such Deposited Securities by the
Company. The Depositary will also
send to Owners of Receipts copies
of such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English to the extent such materials
are required to be translated into
English pursuant to any regulations
of the Commission.

The Depositary will keep books, at its
Corporate Trust Office, for the
registration of Receipts and transfers
of Receipts which at all reasonable
times shall be open for inspection by
the Owners of Receipts provided
that such inspection shall not be for
the purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.

12. DIVIDENDS AND
DISTRIBUTIONS.

Whenever the Depositary receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement to the Owners of
Receipts entitled thereto in proportion
to the number of American
Depositary Shares representing such
Deposited Securities held by them
respectively provided, however, that
in the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
the Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be
reduced accordingly.

Subject to the provisions of Section
4.11 and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will, as promptly as practicable,
cause the securities or property
received by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary,
after consultation with the Company,
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale net of the fees and expenses of the Depositary as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed by the
Depositary to the Owners of
Receipts entitled thereto all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.

If any distribution consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and
shall if the Company shall so
request, distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented
by the aggregate of such fractions
and distribute the net proceeds, all in
the manner and subject to the
conditions described in Section 4.01
of the Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

In the event that the Depositary
determines that any distribution in
property including Shares and rights
to subscribe therefor is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold, the Depositary
may by public or private sale dispose
of all or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto.

13. RIGHTS.

In the event that the Company shall
offer or cause to be offered to the
holders of any Deposited Securities
any rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company, shall
have discretion as to the procedure
to be followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners
or, if by the terms of such rights
offering or for any other reason, the
Depositary may not either make
such rights available to any Owners
or dispose of such rights and make
the net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other
Owners, the Depositary may
distribute to any Owner to whom it
determines the distribution to be
lawful and feasible, in proportion to
the number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate.

In circumstances in which rights
would otherwise not be distributed, if
an Owner of Receipts requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will make
such rights available to such Owner
upon written notice from the
Company to the Depositary that a
the Company has elected in its sole
discretion to permit such rights to be
exercised and b such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.

If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners, then
upon instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
and expenses of the Depositary and
any other charges as set forth in
such warrants or other instruments,
the Depositary shall, on behalf of
such Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner. In the case
of a distribution pursuant to the
second paragraph of this Article 13,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.

If the Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales net of the
fees and expenses of the Depositary
as provided in Section 5.09 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions
of the Deposit Agreement for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.

The Depositary will not offer rights to
Owners unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to all Owners or are registered under
the provisions of such Act provided,
that nothing in this Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.

14. CONVERSION OF FOREIGN
CURRENCY.

Whenever the Depositary or the
Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, as promptly as
practicable, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants andor instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.

If such conversion or distribution can
be effected only with the approval or
license of any government or
agency thereof, the Depositary shall,
after consultation with the Company,
file such application for approval or
license, if any, as it may deem
desirable.

If at any time the Depositary shall
determine that in its judgment any
foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis
into Dollars transferable to the United
States, or if any approval or license
of any government or agency
thereof which is required for such
conversion is denied or in the opinion
of the Depositary is not obtainable, or
if any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency or an appropriate
document evidencing the right to
receive such foreign currency
received by the Depositary to, or in
its discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.

If any such conversion of foreign
currency, in whole or in part, cannot
be effected for distribution to some
of the Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.

15. RECORD DATES.

Whenever any cash dividend or
other cash distribution shall become
payable or any distribution other than
cash shall be made, or whenever
rights shall be issued with respect to
the Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date which, to the extent
practicable, shall be the same as any
corresponding record date and time
set by the Company with respect to
Shares, and after consultation with
the Company, if such date or time is
to be different from any such record
date or time established by the
Company in respect of the Sharesa
for the determination of the Owners
of Receipts who shall be i entitled to
receive such dividend, distribution or
rights or the net proceeds of the sale
thereof or ii entitled to give
instructions for the exercise of voting
rights at any such meeting, or b on or
after which each American
Depositary Share will represent the
changed number of Shares or c for
the determination of the Owners who
shall be responsible for the fee
assessed by the Depositary for the
servicing of the Shares or other
Deposited Securities, subject to the
provisions of the Deposit Agreement.

16. VOTING OF DEPOSITED
SECURITIES.

Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter, mail
to the Owners the notice of meeting
received by the Depositary from the
Company accompanied by a form of
notice, the form of which notice shall
be in the sole discretion of the
Depositary, which shall contain a a
statement that the Owners as of the
close of business on a specified
record date will be entitled, subject to any applicable provision of Irish law and of the Memorandum and
Articles of Association of the
Company, to instruct the Depositary
as to the exercise of the voting
rights, if any, pertaining to the
amount of Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and b a statement as to the
manner in which such instructions
may be given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated to the Company.  Upon
the written request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the
amount of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request. The Depositary
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited
Securities, other than in accordance
with such instructions or deemed
instructions.  If no instructions are
received by the Depositary from any
Owner with respect to any of the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company
to vote such Deposited Securities,
provided, that no such instruction
shall be deemed given and no such
discretionary proxy shall be given
when the Company informs the
Depositary and the Company agrees
to provide such information as
promptly as practicable in writing that
the matter to be voted upon is one of
the following

1.	a
 matter not submitted to
shareholders by means of a
proxy statement comparable
to that specified in Schedule
14A of the Commission

2.	t
he subject of a
countersolicitation, or is part
of a proposal made by a
shareholder which is being
opposed by management i.e.,
a contest

3.	r
elates to a merger or
consolidation except when
the Companys proposal is to
merge with its own
whollyowned subsidiary,
provided its shareholders
dissenting thereto do not
have rights of appraisal

4.
involves rights of appraisal or
similar rights under Irish law
arising under comparable
circumstances

5.	a
uthorizes mortgaging of
property

6.	a
uthorizes or creates
indebtedness or increases the
authorized amount of
indebtedness

7.	a
uthorizes or creates preferred
shares or increases the
authorized amount of existing
preferred shares

8.	a
lters the terms or conditions
of any shares of the
Companys capital stock then
outstanding or existing
indebtedness

9.	i
nvolves waiver or
modification of preemptive
rights except when the
Companys proposal is to
waive such rights with
respect to ordinary shares
being offered pursuant to
stock option or purchase
plans involving the additional
issuance of not more than 5
of the Companys outstanding
ordinary shares

10.	a
lters voting provisions or the
proportionate voting power of
a class of shares, or the
number of its votes per share
except where cumulative
voting provisions govern the
number of votes per share
for election of directors and
the Companys proposal
involves a change in the
number of its directors by not
more than 10 or not more
than one

11.	c
hanges existing quorum
requirements with respect to
shareholder meetings

12.	a
uthorizes issuance of
ordinary shares, or options to
purchase ordinary shares, to
directors, officers, or
employees in an amount
which exceeds 10 of the total
amount of the class
outstanding when no plan is
amended to extend its
duration, the Company shall
factor into the calculation the
number of ordinary shares
that remain available for
issuance, the number of
ordinary shares subject to
outstanding options and any
ordinary shares being added
should there be more than
one plan being considered at
the same meeting, all
ordinary shares are
aggregated

13.	a
uthorizes a a new
profitsharing or special
remuneration plan, or a new
retirement plan, the annual
cost of which will amount to
more than 10 of average
annual income before taxes
for the preceding five years,
or b the amendment of an
existing plan which would
bring its costs above 10 of
such average annual income
before taxes should there be
more than one plan being
considered at the same
meeting, all costs are
aggregated exceptions may
be made in cases of i
retirement plans based on
agreement or negotiations
with labor unions or which
have been or are to be
approved by such unions and
ii any related retirement plan
for benefit of nonunion
employees having terms
substantially equivalent to the
terms of such
unionnegotiated plan, which
is submitted for action of
stockholders concurrently
with such unionnegotiated
plan

14.	c
hanges the purposes or
powers of the Company to an
extent which would permit
the Company to change to a
materially different line of
business and it is the
Companys stated intention to
make such a change

15.	a
uthorizes the acquisition of
property, assets, or a
company, where the
consideration to be given has
a fair value of 25 or more of
the market value of the
previously outstanding shares

16.	a
uthorizes the sale or other
disposition of assets or
earning power of 25 or more
of those existing prior to the
transaction

17.	a
uthorizes a transaction not in
the ordinary course of
business in which an officer,
director or substantial
security holder has a direct or
indirect interest andor

18.	r
educes earned surplus by 51
or more, or reduces earned
surplus to an amount less
than the aggregate of three
years ordinary share
dividends computed at the
current dividend rate

19.	T
here can be no assurance
that Owners generally or any
Owner in particular will
receive the notice described
in the preceding paragraph
sufficiently prior to the record
date established by the
Depositary for receipt of
instructions to ensure that the
Depositary will in fact receive
such instructions on or before
such date

17. CHANGES AFFECTING
DEPOSITED SECURITIES.

In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may execute
and deliver additional Receipts as in
the case of a dividend in Shares, or
call for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.

18. LIABILITY OF THE COMPANY
AND DEPOSITARY.

Neither the Depositary nor the
Company nor any of their respective
directors, employees, agents or
affiliates shall incur any liability to
any Owner or Beneficial Owner of
any Receipt, if by reason of any
provision of any present or future law
or regulation of the United States or
any other country, or of any other
governmental or regulatory authority,
or by reason of any provision,
present or future, of the
Memorandum and Articles of
Association of the Company, or by
reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or other
circumstances beyond its control,
the Depositary or the Company shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit
Agreement or Deposited Securities it
is provided shall be done or
performed nor shall the Depositary
or the Company or any of their
respective directors, employees,
agents or affiliates incur any liability to any Owner or Beneficial Owner of a Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit
Agreement. Where, by the terms of
a distribution pursuant to Section
4.01, 4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights, if applicable, to lapse. Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to perform
their obligations specifically set forth in the Deposit Agreement without negligence or bad faith. The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities. Neither the Depositary or
its agents nor the Company or its
agents shall be under any obligation
to appear in, prosecute or defend
any action, suit, or other proceeding
in respect of any Deposited
Securities or in respect of the
Receipts, which in its opinion may
involve it in expense or liability other than any action, suit or proceeding brought by the Depositary or the Company against the other relating to this Deposit Agreement, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary. Neither the Depositary or its agents nor the Company or its agents shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary. The Company agrees
to indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
including, but not limited to, the
expenses of counsel which may
arise out of any registration with the
Commission of Receipts, American
Depositary Shares or Deposited
Securities or the offer or sale thereof
in the United States or out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended,
modified, or supplemented from time
to time, i by either the Depositary or
a Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or ii by the Company or any of its directors, employees, agents and affiliates. The indemnities contained in the proceeding sentence shall not extend to any liability or expense which arise out of a PreRelease as defined in
Section 2.09 of the Deposit
Agreement or Article 8
hereofof a Receipt in
accordance with Section 2.09
of the Deposit Agreement or
Article 8 hereof and which
would not otherwise have
arisen had such Receipt or
Receipts not been the subject
of a PreRelease pursuant to
Section 2.09 of the Deposit
Agreement or Article 8 hereof
provided, however, that. for
the avoidance of doubt, the
indemnities provided in the preceding
sentence shall apply to any such
liability or expense subject to the
limitations contained in this
paragraph i to the extent that such
liability or expense would have arisen
had a Receipt or Receipts not been
the subject of a PreRelease or ii
which arose out of any misstatement
or alleged misstatement or omission
or alleged omission of a material fact
in any registration statement, proxy
statement, prospectus or placement
memorandum or preliminary
prospectus or preliminary placement
memorandum relating to the offer or
sale of American Depositary Shares,
except to the extent any such liability
or expense arose out of 1
information relating to the Depositary
or any Custodian, as applicable,
furnished in writing to the Company
and not materially changed or altered
by the Depositary or any Custodian,
as applicable, expressly for use in
any of the foregoing documents, or 2
if such information is provided, the
failure to state a material fact
necessary to make the information
provided not misleading. No
disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.

19. RESIGNATION AND
REMOVAL OF THE DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

The Depositary may at any time
resign as Depositary hereunder by
written notice of its election so to do
delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.

20. AMENDMENT.

The form of the Receipts and any
provisions of the Deposit Agreement
may at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the consent of
Owners or Beneficial Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges
other than taxes and other
governmental charges, registration
fees and cable, telex or facsimile
transmission costs, delivery costs or
other such expenses, or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor
the Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

21. TERMINATION OF DEPOSIT
AGREEMENT.

The Depositary at any time at the
direction of the Company, shall
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon a surrender of
such Receipt at the Corporate Trust
Office of the Depositary, b payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and c payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary after deducting, in each
case, the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit Agreement,
and any applicable taxes or
governmental charges.  At any time
after the expiration of one year from
the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges. Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22. SUBMISSION TO
JURISDICTION WAIVER OF
IMMUNITIES.

In the Deposit Agreement, the
Company has i  appointed
Corporation Service Company, Two
World Trade Center, New York, in
the State of New York, as the
Companys authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, ii consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit or
proceeding may be instituted, and iii
agreed that service of process upon
said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.

To the extent that the Company or
any of the properties, assets or
revenues may have or hereafter
become entitled to, or have attributed
to it, any right of immunity, on the
grounds of sovereignty or otherwise,
from any legal action, suit or
proceeding, from the giving of any
relief in any respect thereof, from
setoff or counterclaim, from the
jurisdiction of any court, from service
of process, from attachment upon or
prior to judgment, from attachment in
aid of execution or judgment, or
other legal process or proceeding for
the giving of any relief or for the
enforcement of any judgment, in any
jurisdiction in which proceedings
may at any time be commenced,
with respect to its obligations,
liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the
Receipts or the Deposit Agreement,
the Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.

23. DISCLOSURE OF INTERESTS.

Notwithstanding any other provision
of the Deposit Agreement, each
Owner and Beneficial Owner agrees
a to be bound by and subject to Irish
law and the Memorandum and
Articles of Association of the
Company and to comply with the
requirements of Irish law and with all
requests from the Company which
are made under Irish law andor the
Articles of Association of the
Company, to provide such
information to the Company relating
to ownership of the Shares as may
be required thereunder, including the
identity of the interest in the
American Depositary Shares held by
such Owner, and b to accept and
comply with any restrictions on the
voting, dividend, transfer or other
rights attaching to such Shares as
may be imposed by the Company on
account of unsatisfactory disclosure
and, where necessary in order to
give effect to the purpose of the
foregoing, each Owner shall be
treated as if he were the registered
holder of the Shares represented by
the American Depositary Share held
by him.

If the Company determines that the
Owner of the relevant American
Depositary Shares the Specified
ADSs has not provided satisfactory
disclosure and without prejudice to
any rights or remedies available to
the Company under law, the Owner
agrees that the Company may
prohibit such Owner from attending
or voting at general meetings of the
Company and if the Specified ADSs
represent not less than 0.25 of the
issued and outstanding Shares, the
Owner agrees that the Company
may withhold payment of dividends
or other amounts payable on the
Specified ADSs and may refuse to
register transfers of the Specified
ADSs unless made in an arms length
transaction to another Beneficial
Owner who is unconnected with the
Owner or any person having an
interest in the Specified ADSs.

The Depositary agrees to use its
reasonable efforts insofar as
practicable to comply with the
instructions of the Company as to
Receipts in respect of any
enforcement of restrictions on
voting, dividend, transfer or other
rights imposed under Irish law andor
the Articles of Association of the
Company on account of
unsatisfactory disclosure and all
Owners and Beneficial Owners shall
cooperate with the Depositarys
compliance with such instructions.

If the Company requests information
from the Depositary or the Custodian
as to the registered owners of
Shares, pursuant to Irish law andor
the Articles of Association of the
Company, the obligations of the
Depositary or the Custodian, as the
case may be, shall be limited to
disclosing to the Company such
information relating to the Shares in
question as has in each case been
recorded by the Depositary or the
Custodian, as the case may be,
pursuant to the terms of the Deposit
Agreement.

Notwithstanding Section 5.03 of the
Deposit Agreement, the Depositary
shall not have any liability to the
Company or any Owner or
Beneficial Owner by reason of the
Depositarys performance of its
obligations under this Article or
Section 3.04 of the Deposit
Agreement, except that it agrees to
perform its obligations under this
Article 23 without bad faith.

Owners may obtain a summary of
certain disclosure obligations which
may arise under Irish law and the
Memorandum and Articles of
Association of the Company in
respect of interests in Shares,
without charge, by writing to the
Company at the addresses set forth
in Section 7.05 of the Deposit
Agreement.

24. RESTRICTIONS UPON
OWNERSHIP.

a Each Owner and Beneficial Owner
acknowledges and agrees i that each
Receipt, and the terms upon which it
is held by such Owner, are subject to
the Articles of Association of the
Company, ii that except as otherwise
provided in the Articles of
Association such Owners Receipts
represent an Interest as defined in
the Articles of Association in the
Shares underlying such Receipts, iii
that A no Owner shall be entitled to
hold Shares representing more than
30 of all the Shares then issued and
outstanding or individually or together
with his Associates as defined in the
Articles of Association to exercise or
control the exercise of more than 30
of the votes which are ordinarily
exercisable at general meetings of
the Company the Shareholding
Limitation, B such Owner will be
bound by the Shareholding Limitation
and all related provisions of the
Articles of Association and C the
Directors of the Company may at
their discretion, or as required by a
Special Shareholder as defined in
the Articles of Association to, take
action in certain circumstances and
in accordance with the Articles of
Association to enforce the
Shareholding Limitation against such
Owner including, without limitation,
making provision for the withdrawal
of the right of such Owner to direct
the voting of the Shares underlying
such Owners Receipts andor the
forced sale of all or part of such
Shares or the Interests held therein
including Interests held through
Receipts if a sufficient disposal or
disposals of Shares or of Interests
therein has not been made to the
Directors satisfaction within 21 days
or such longer period as the
Directors consider reasonable after
service upon the Depositary or its
nominee, the Custodian or its
nominee or the Owner of a notice
requiring such disposal or against
other Owners or holders of Shares,
iv that such Owner, to the extent it
may legally do so, will provide such
information as lies within its
knowledge that is requested by the
Company under statutory provisions
of Irish law or the Articles of
Association, which may include,
without limitation, information as to
the capacity in which such Owner
holds Receipts and the nature and
extent of the Interests of such Owner
or other persons in the Shares
underlying such Owners Receipts
and v that the Articles of Association
provide that any resolution or
determination of, or any decision or
the exercise of any discretion or
power by, the Directors under the
provisions of the Articles of
Association relating to the
Shareholding Limitation shall be final
and conclusive and not open to
challenge and the Directors shall not
be obliged to give any reason
therefor and that the Directors shall,
so long as they act in good faith, be
under no liability to the Company or
to any other person in acting or not
taking action under or pursuant to
such provision of the Articles of
Association or for any erroneous
determination made by them in
exercise of their powers under such
provisions.

b If the Depositary or the Custodian
or any nominee of the Custodian as
registered holder of any Shares
receives a notice under Article 11e
of the Articles of Association a
Restricted Share Notice from the
Company or the Directors informing
the Depositary that i a specified
Owner or Owners a Relevant Owner
or Relevant Owners are believed or
are deemed to have Interests in
relating to any Shares specified in
the Restricted Share Notice andor ii
the Directors believe that each
Relevant Owner or Owners believed
or deemed to have Interests through
such Relevant Owner are or are
deemed to be interested in a
specified number of such Shares,
paragraph d of this Section shall
apply.  The Company need not
include in a Restricted Share Notice
the information described in the
immediately preceding sentence. If
the Restricted Share Notice does not
include such information, the
Depositary shall assume for the
purposes of paragraph d of this
Section that each Relevant Owner or
Relevant Owners specified pursuant
to clause i of this paragraph b are or
are deemed to be interested in that
number of the Shares that bears the
same ratio to the total number of
Shares specified in such Restricted
Share Notice as the number of such
Relevant Owners American
Depositary Shares bears to the
number of American Depositary
Shares of all Relevant Owners
specified in such Restricted Share
Notice.

c Relevant Receipt means a Receipt
evidencing the Shares in which a
Relevant Owner or Relevant Owners
specified pursuant to clause i of
paragraph b are believed or deemed
to have interests for purposes of this
Section

d Following the receipt of a
Restricted Share Notice, the
Depositary agrees to use its
reasonable efforts insofar as
practicable to, if the Restricted Share
Notice expressly requires such
action,
i refuse to register any transfer of a
Relevant Receipt other than to a
person specified in the Restricted
Share Notice until the Company has
withdrawn the Restricted Share
Notice in respect of that Relevant
Receipt ii not exercise the voting
rights attaching to a Relevant
Receipt to the extent that the voting
rights as well as the rights to attend
and vote at general meetings
attaching to the Shares underlying
that Relevant Receipt are denied to
the Depositary as notified in the
Restricted Share Notice until the
Company has withdrawn the
Restricted Share Notice in respect of
that Relevant Receipt and iii give
notice to each Relevant Owner
specified therein of receipt by the
Depositary of the Restricted Share
Notice and of the actions to be taken
under this paragraph d and the
matters provided for in paragraph e
of this Section.

If the Depositary at any time
receives a further notice from the
Company or the Directors modifying
such Restricted Share Notice, the
Depositary agrees to use its
reasonable efforts insofar as
practicable to take action in
accordance with such modified
Restricted Share Notice after the
receipt of such notice by the
Depositary.

e If the Restricted Share Notice in
respect of a Relevant Receipt so
specifies, the Depositary shall give
notice to the Relevant Owner that i
the Relevant Owner must within 21
days of receipt of the Restricted
Share Notice by the Depositary or
any longer period specified in the
Restricted Share Notice make a
disposal or disposals of Shares or of
Interests in the Relevant Receipt or
underlying Shares to the Directors
satisfaction such that A the Relevant
Owners or any of his Associates as
defined in the Articles of Association
cease to have an Interest in Relevant
Receipts or underlying Shares equal
to or greater than 30 of all Shares
then issued and outstanding and B
the Relevant Holders individually or
with any of his Associates is not
capable of exercising or controlling
the exercise of 30 or more of the
votes which are ordinarily
exercisable at general meetings of
the Company, and ii if such disposal
or disposals are not so made to the
Directors satisfaction and if such
Restricted Share Notice has not
been withdrawn, A any or all Shares
underlying the Relevant Receipt may
be sold by the Directors pursuant to
the Articles of Association and B if
any such sale is made, such
Relevant Receipt shall thenceforth
represent only the right to receive
any cash received by the Depositary
in respect thereof, less any taxes
and expenses incurred or paid by the
Depositary in distributing such cash
to the Relevant Owner thereof, and
any unsold Shares, and upon
surrender of such Relevant Receipt,
the Relevant Owner thereof shall be
entitled to withdraw such cash and
such underlying Shares in the
manner set forth in Section 2.05.

f If the Depositary or the Custodian
or any nominee of the Custodian
receives a Restricted Share Notice
that does not contain the information
described in clause i of paragraph b,
the Depositary shall i apply any
denial of voting rights in
consequence thereof pro rata to all
American Depositary Shares
outstanding from time to time and
ii give notice to all Owners of receipt
by the Depositary of the Restricted
Share Notice and of the actions to be
taken under this paragraph f and the
matters provided for in paragraph e,
and treat any sale of Shares in
consequence of the Restricted
Share Notice as if it were a
distribution in cash and a change in
Deposited Securities applicable to all
Deposited Securities as provided in
Sections 4.01 and 4.08 of the
Deposit Agreement.

g Each Owner acknowledges and
agrees that the Company or the
Directors are also empowered by the
Articles of Association i to serve a
Restricted Share Notice on it to the
effect that such Owner must make a
disposal or disposals of or Interests in Receipts held by it or of the underlying Shares in the manner described in paragraph e and ii to refuse to register a transfer of Shares in respect of which a Restricted Share Notice has been served if such Owners would continue to have an Interest or Interests in such Shares following such transfer.
h At the Companys expense, the
Depositary will forward to Owners or
to the Company, as the case may
be, communications relating to the
application of this Section 3.05.
Owners seeking to communicate
with the Company or its Directors on
matters relating to the application of
this Section 3.05 may send their
communications to the Depositary
for forwarding, at their own risk, to
the Company.

i Notwithstanding Section 5.03 of the
Deposit Agreement, the Depositary
shall not have any liability to the
Company or any Owner or
Beneficial Owner by reason of the
Depositarys performance of its
obligations under this Article or
Section 3.05 of the Deposit
Agreement, except that it agrees to
perform its obligations under this
Article 24 without bad faith.